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                             AMENDMENT TO AGREEMENT
                             ----------------------

This agreement effective as of November 1, 1995, by and between First National Bank of Omaha ("FNBO"), a national banking association with principal offices at One First National Center, Omaha, Nebraska, and P.M.T. Services, Inc. ("COMPANY") a corporation with principal offices at Two Maryland Farms, Suite 200, Brentwood, TN 37027.

WHEREAS, FNBO and COMPANY are parties to a Processing Agreement dated March 1, 1994 as well as an Amendment to Processing Agreement dated August 7, 1995 (such Agreement, together with all its schedules and addenda and amendments is herein called the "AGREEMENT");

WHEREAS, FNBO and COMPANY desire to amend the AGREEMENT to incorporate the terms and conditions of the USBC Association Plan (an amendment to the FNBO Merchant Application Guidelines);

NOW, THEREFORE, in consideration of the AGREEMENT, and their mutual promises made herein, FNBO and COMPANY agree as follows:

1. Terms which are typed herein and are not defined herein shall have the same meanings as when described in the AGREEMENT.

2. Attached hereto and incorporated into AGREEMENT by this reference is the USBC Association PLAN. Company agrees to be bound by and operate consistent with the terms and conditions stated therein.

3. FNBO may amend such USBC Association Plan from time to time as it deems reasonable and appropriate.

4. Except as amended hereby, FNBO and COMPANY reaffirm the obligations of each as they are contained in the AGREEMENT.

In witness whereof the parties have set their hands on the date first written above.



First National Bank of Omaha:           P.M.T. Services, Inc.:


By:    /s/ Nicholas W. Baxter           By:  /s/Richardson M. Roberts
   ------------------------------          -------------------------------

Title:    Vice President                Title:  Chief Executive Officer
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